UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6663

Legg Mason Partners Adjustable Rate Income Fund

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (800) 451-2010

Date of fiscal year end:      May 31,

Date of reporting period:      November 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

NOVEMBER 30, 2006

Legg Mason Partners Adjustable Rate Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Adjustable Rate Income Fund

Semi-Annual Report  •  November 30, 2006

What’s

Inside

Fund Objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its NAV resulting from movements in interest rates. The Fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. Also, the Fund invests up to 20% of its net assets in short duration corporate and U.S. government fixed rate debt securities.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy took a step backwards and growth slowed during the six-month reporting period. After gross domestic product (“GDP”)i increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% according to the U.S. Commerce Department, and the final estimate for third quarter GDP growth was 2.0%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

After a prolonged period of rising interest rates, both short- and long-term yields declined over the reporting period. After peaking in late June—when two- and 10-year Treasuries hit 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the six months ended November 30, 2006, two-year Treasury yields fell from 5.04% to 4.62%. Over the same period, 10-year Treasury yields declined from 5.12% to 4.46%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.93%. Strong corporate profits and low default

Legg Mason Partners Adjustable Rate Income Fund         I

rates helped high yield bonds generate positive returns during the reporting period. While there were some high profile company specific issues, they were not enough to drag down the overall high yield market. During the six-month period ended November 30, 2006, the Citigroup High Yield Market Indexv returned 6.98%.

Performance Review

For the six months ended November 30, 2006, Class A shares of Legg Mason Partners Adjustable Rate Income Fund, excluding sales charges, returned 2.41%. These shares underperformed the Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexvi, which returned 2.50% for the same period. The Lipper Adjustable Rate Mortgage Funds Category Average1 increased 2.78% over the same time frame.

Performance Snapshot as of November 30, 2006 (excluding sales charges) (unaudited)

6 Months

Adjustable Rate Income Fund — Class A Shares	2.41%

Citigroup 6-Month U.S. Treasury Bill Index	2.50%

Lipper Adjustable Rate Mortgage Funds Category Average	2.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 2.00%, Class C shares returned 2.14%, and Class I (formerly Class Y) shares returned 2.55% over the six months ended November 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Adjustable Rate Income Fund

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

The Fund’s Board approved a number of changes in the way the Fund is managed, effective September 1, 2006. The Fund continues to invest, under normal circumstances, at least 80% of the value of its net assets in adjustable rate securities and up to 20% of its net assets in fixed income securities. However, under the revised investment strategy, the Fund is permitted to invest up to 20% of its net assets, including any borrowings, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the Fund’s subadviser. In addition, the Fund may invest in bank loan instruments, including those rated below investment grade. The Fund’s investment objective remains unchanged.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund's current prospectus for more information.

The Fund was formerly known as SB Adjustable Rate Income Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The

Legg Mason Partners Adjustable Rate Income Fund         III

Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 22, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

IV         Legg Mason Partners Adjustable Rate Income Fund

Fund at a Glance (unaudited)

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2006 and held for the six months ended November 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	2.41%	$1,000.00	$1,024.10	0.92%	$4.67

Class B	2.00	1,000.00	1,020.00	1.51	7.65

Class C	2.14	1,000.00	1,021.40	1.45	7.35

Class I(4)	2.55	1,000.00	1,025.50	0.64	3.25

(1)	For the six months ended November 30, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

2         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.46	0.92%	$4.66

Class B	5.00	1,000.00	1,017.50	1.51	7.64

Class C	5.00	1,000.00	1,017.80	1.45	7.33

Class I(3)	5.00	1,000.00	1,021.86	0.64	3.24

(1)	For the six months ended November 30, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         3

Schedule of Investments (November 30, 2006) (unaudited)

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 50.8%
$6,651,198	AAA	American Home Mortgage Assets, Series 2006-4, Class 1A12, 5.530% due 10/25/46 (a)(b)	$6,651,198
		Banc of America Mortgage Securities Inc.:
486,717	AAA	Series 2003-B, Class 1A1, 6.524% due 3/25/33 (b)	486,041
4,080,242	Aaa(c)	Series 2005-A, Class 2A1, 4.460% due 2/25/35 (a)(b)	4,004,634
		Bear Stearns Alternate-A Trust:
660,390	AAA	Series 2004-11, Class 1A2, 5.740% due 11/25/34 (b)	661,927
2,201,518	AAA	Series 2005-2, Class 1A1, 5.570% due 4/25/35 (b)	2,202,632
		Bear Stearns ARM Trust:
2,703,900	AAA	Series 2004-12, Class 1A1, 4.178% due 2/25/35 (b)	2,692,070
5,096,671	AAA	Series 2005-6, Class 1A1, 5.095% due 8/25/35 (a)(b)	5,123,317
3,956,993	AAA	Bear Stearns Asset-Backed Securities Inc., Series 2003-AC5, Class A3, 5.920% due 10/25/33 (a)(b)	3,959,379
		Countrywide Home Loan Mortgage Pass-Through Trust:
4,223,318	AAA	Series 2002-26, Class A4, 5.820% due 12/25/17 (a)(b)	4,236,468
5,497,296	AAA	Series 2003-20, Class 3A6, 5.770% due 7/25/18 (a)(b)	5,513,032
2,574,897	AAA	Series 2003-37, Class 2A1, 4.251% due 9/25/33 (b)	2,566,723
780,271	AAA	Credit-Based Asset Servicing & Securitization, Series 2001-CB3, Class A1A, 5.660% due 10/25/30 (b)	780,985
2,566,386	AAA	Deutsche Mortgage Securities Inc., Series 2004-4, Class 7AR2, 5.770% due 6/25/34 (b)	2,570,710
		Federal Home Loan Mortgage Corp. (FHLMC):
1,461,980	NR	Series 2525, Class AM, 4.500% due 4/15/32	1,365,290
1,062,287	NR	Series 2579, Class WF, 5.770% due 11/15/26 (b)	1,064,473
1,270,008	NR	Series 2852, Class TE, PAC, 5.000% due 1/15/13	1,267,498
3,086,698	NR	Series 2866, Class WA, PAC, 5.000% due 8/15/16	3,078,152
957,909	NR	STRIPS, Series 19, Class F, 3.506% due 6/1/28 (b)	955,685
		Federal National Mortgage Association (FNMA):
		Grantor Trust:
652,393	NR	Series 2000-T06, Class A3, 5.593% due 1/25/28 (b)	670,490
1,191,171	NR	Series 2002-T06, Class A1, 3.310% due 2/25/32	1,106,427
5,676,666	NR	Series 2002-T19, Class A4, 5.521% due 3/25/42 (a)(b)	5,809,105
6,544,340	NR	Series 2004-T03, Class 2A, 5.567% due 8/25/43 (a)(b)	6,745,813
		REMIC Trust:
2,089,646	NR	Series 1997-20, Class F, 5.207% due 3/25/27 (b)	2,111,957
5,929,157	NR	Series 2003-117, Class KF, PAC, 5.720% due 8/25/33 (a)(b)	5,955,420
1,189,178	NR	Series 1993-251, Class PH, PAC, 6.500% due 7/25/23	1,189,293
3,135,807	NR	Series 2005-86, Class FC, 5.620% due 10/25/35 (a)(b)	3,117,432
		Whole Loan:
4,717,283	NR	Series 2003-W06, Class 6A, 5.562% due 8/25/42 (a)(b)	4,856,125
859,106	NR	Series 2003-W08, Class 3F1, 5.720% due 5/25/42 (b)	860,867
2,310,605	AAA	First Horizon Alternative Mortgage Securities, Series 2005-AA12, Class 1A1, 6.000% due 2/25/36 (b)	2,343,613
1,510,115	AAA	First Republican Mortgage Loan Trust, Series 2000-FRB1, Class A2, 5.983% due 6/25/30 (b)	1,504,223

See Notes to Financial Statements.

4         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 50.8% (continued)
$5,970,091	Aaa(c)	First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class IO, 1.437% due 4/18/29 (b)	$239,829
1,132,111	AAA	GS Mortgage Securities Corp. II, Series 2000-1A, Class A, 5.670% due 3/20/23 (b)(d)	1,134,673
		Harborview Mortgage Loan Trust:
6,103,440	AAA	Series 2004-2, Class 2A1, 5.580% due 6/19/34 (a)(b)	6,114,394
6,678,338	AAA	Series 2006-9, Class 2A1A, 5.530% due 11/19/36 (a)(b)	6,684,191
		IMPAC CMB Trust:
371,171	AA+	Series 2003-3, Class M1, 6.170% due 3/25/33 (b)	371,639
289,357	AA+	Series 2003-8, Class 1A2, 6.320% due 10/25/33 (b)	289,623
1,726,025	AAA	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 5.720% due 11/25/34 (b)	1,731,107
4,054,071	AAA	Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.408% due 10/25/35 (a)(b)	4,046,160
2,447,631	Aaa(c)	JPMorgan Commercial Mortgage Finance Corp., Series 1997-C5, Class X, IO, 1.302% due 9/15/29 (b)	69,287
19,518,234	AAA	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class X, IO, 0.708% due 10/15/35 (b)	286,059
1,678,525	AAA	Lehman Structured Securities Corp., Series 2005-1, Class A1, 5.660% due 9/26/45 (b)(d)	1,683,790
4,011,304	AAA	MASTR ARM Trust, Series 2003-6, Class 5A1, 6.898% due 12/25/33 (a)(b)	4,009,424
3,943,532	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.489% due 2/25/35 (a)(b)	3,878,104
		MLCC Mortgage Investors Inc.:
221,473	AAA	Series 1997-B, Class A, 5.600% due 3/16/26 (b)	221,904
94,820	AAA	Series 1999-A, Class A, 5.700% due 3/15/25 (b)	95,254
4,618,214	AAA	Series 2003-A, Class 2A2, 5.870% due 3/25/28 (a)(b)	4,634,861
3,600,051	AAA	Residential Accredit Loans Inc., Series 2003-QA1, Class A1, 5.660% due 12/25/33 (a)(b)	3,607,157
		Residential Asset Securitization Trust:
2,820,122	AAA	Series 2003-A05, Class A5, 5.820% due 6/25/33 (b)	2,825,415
3,737,446	AAA	Series 2003-A11, Class A2, PAC, 5.770% due 11/25/33 (a)(b)	3,750,197
2,357,719	AAA	Series 2004-A02, Class 1A3, PAC, 5.720% due 5/25/34 (b)	2,366,279
4,265,166	AAA	Residential Funding Mortgage Securities I Trust, Series 2003-S10, Class A2, 5.720% due 6/25/33 (a)(b)	4,272,419
		Sequoia Mortgage Trust:
2,379,193	AAA	Series 09, Class 2A, 7.023% due 9/20/32 (b)	2,384,610
1,041,566	AAA	Series 2003-2, Class A1, 5.650% due 6/20/33 (b)	1,042,629
		Structured ARM Loan Trust:
986,025	AAA	Series 2004-01, Class 2A, 5.630% due 2/25/34 (b)	987,474
1,256,223	AAA	Series 2004-02, Class 1A1, 7.779% due 3/25/34 (b)	1,265,253
2,611,334	Aaa(c)	Series 2004-17, Class A1, 6.035% due 11/25/34 (b)	2,629,890
4,349,275	AAA	Series 2005-18, Class 9A1, 5.250% due 9/25/35 (a)(b)	4,314,373
		Structured Asset Mortgage Investments Inc.:
		Series 2002-AR1:
2,075,328	AAA	Class 1A, 7.050% due 3/25/32 (b)	2,078,727
3,391,654	AAA	Class 2A, 6.416% due 3/25/32 (a)(b)	3,402,054

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         5

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 50.8% (continued)
$2,148,717	AAA	Series 2003-CL1, Class 1F2, 5.920% due 7/25/32 (b)	$2,163,013
2,561,285	AAA	Series 2005-AR3, Class 2A1, 6.820% due 8/25/35 (b)	2,620,407
		Series 2005-AR7:
3,997,047	AAA	Class 1A1, 6.887% due 12/27/35 (a)(b)	4,062,988
1,946,901	AAA	Class 1A2, 5.700% due 12/27/35 (b)	1,958,078
6,704,868	AAA	Series 2006-AR6, Class 1A3, 5.520% due 7/26/36 (a)(b)	6,720,977
		Structured Asset Securities Corp.:
2,624,058	AA(e)	Series 1998-3, Class M1, 6.320% due 3/25/28 (b)	2,626,805
3,407,653	AA	Series 1998-8, Class M1, 6.260% due 8/25/28 (a)(b)	3,411,077
1,110,746	AAA	Series 2002-11A, Class 1A1, 6.669% due 6/25/32 (b)	1,112,744
		Series 2002-18A:
1,079,682	AAA	Class 1A1, 7.716% due 9/25/32 (b)	1,088,980
322,967	AAA	Class 4A, 6.999% due 9/25/32 (b)	324,927
1,845,510	AAA	Series 2003-8, Class 2A9, 5.820% due 4/25/33 (b)	1,852,689
1,785,997	AAA	Series 2005-5N, Class 3A3A, 5.510% due 11/25/35 (b)	1,788,061
3,608,340	AAA	Series 2005-RF3, Class 2A, 5.643% due 6/25/35 (a)(b)(d)	3,662,465
		Thornburg Mortgage Securities Trust:
789,548	AAA	Series 2004-1, Class I2A, 5.770% due 3/25/44 (b)	790,259
3,100,267	AAA	Series 2004-3, Class A, 5.690% due 9/25/34 (b)	3,117,049
5,485,469	AAA	Series 2005-3, Class A4, 5.600% due 10/25/35 (a)(b)	5,481,998
4,312,888	AAA	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1, 4.778% due 8/20/35 (a)(b)	4,264,150
		Washington Mutual Inc.:
10,000,000	AAA	Series 2003-AR10, Class A6, 4.062% due 10/25/33 (a)(b)	9,830,030
2,742,802	AAA	Series 2003-S4, Class 2A9, 6.470% due 6/25/33 (b)	2,729,131
2,782,122	AAA	Series 2004-AR2, Class A, 6.064% due 4/25/44 (b)	2,822,744
2,536,718	AAA	Series 2006-AR10, Class 1A1, 5.977% due 9/25/36 (b)	2,573,154
3,230,397	AAA	Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1, 7.022% due 11/25/30 (a)(b)	3,219,034
		Wells Fargo Mortgage Backed Securities Trust:
2,467,365	Aaa(c)	Series 2003-4, Class A17, PAC, 4.500% due 6/25/33	2,432,402
3,199,818	Aaa(c)	Series 2003-5, Class A4, PAC, 5.720% due 5/25/33 (a)(b)	3,218,321
4,008,046	AAA	Series 2004-Y, Class 1A1, 4.595% due 11/25/34 (a)(b)	3,974,520

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $234,953,809)	233,713,758

ASSET-BACKED SECURITIES — 16.9%
Diversified Financial Services — 2.5%
		Business Loan Express:
3,464,186	Aaa(c)	Series 2001-2A, Class A, 5.900% due 1/25/28 (a)(b)(d)	3,485,036
1,994,018	Aaa(c)	Series 2002-1A, Class A, 5.870% due 7/25/28 (b)(d)	2,011,243
1,620,480	AAA	Series 2002-AA, Class A, 5.970% due 6/25/28 (b)(d)	1,634,952
4,123,095	AAA	Series 2003-AA, Class A, 6.270% due 5/15/29 (a)(b)(d)	4,215,943

		Total Diversified Financial Services	11,347,174

See Notes to Financial Statements.

6         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 14.4%
		Amortizing Residential Collateral Trust:
$5,792,787	AA+	Series 2002-BC4, Class M1, 6.020% due 7/25/32 (a)(b)	$5,826,103
409,462	AAA	Series 2002-BC6, Class A2, 5.670% due 8/25/32 (b)	410,400
		Bear Stearns Asset-Backed Securities Inc.:
673,867	AAA	Series 2003-SD1, Class A, 5.770% due 12/25/33 (b)	677,617
3,052,142	AAA	Series 2003-SD3, Class A, 5.800% due 10/25/33 (b)	3,062,133
2,536,083	AAA	Carrington Mortgage Loan Trust, Series 2005-NC2, Class A2, 5.560% due 5/25/35 (b)	2,538,384
1,324,715	AAA(e)	Cendant Mortgage Corp., Series 2003-A, Class A3, 5.870% due 7/25/43 (b)(d)	1,329,554
2,350,000	AAA	Centex Home Equity, Series 2005-D, Class AV2, 5.590% due 10/25/35 (b)	2,352,349
189,095	AAA	First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 5.780% due 8/25/32 (b)	189,277
4,767,107	AAA	GSAMP Trust, Series 2006-SEA1, Class A, 5.620% due 5/25/36 (a)(b)(d)	4,767,107
5,889,000	AA	New Century Home Equity Loan Trust, Series 2004-2, Class M2, 5.940% due 4/25/34 (a)(b)	5,932,748
5,910,000	AA	NovaStar Home Equity Loan Trust, Series 2003-1, Class M1, 6.270% due 5/25/33 (a)(b)	5,922,384
8,126,406	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class M1, 6.220% due 2/25/33 (a)(b)	8,148,700
61,551	AA	PBG Equipment Trust, Series 1A, Class A, 6.270% due 1/20/12 (d)	61,610
		Renaissance Home Equity Loan Trust:
2,076,863	AAA	Series 2003-1, Class A, 5.750% due 5/25/33 (b)	2,083,208
1,454,112	AAA	Series 2003-2, Class A, 5.760% due 8/25/33 (b)	1,458,636
4,511,096	AAA	Series 2003-3, Class A, 5.820% due 12/25/33 (a)(b)	4,549,247
		SACO I Trust:
1,456,147	AAA	Series 2005-10, Class 1A, 5.580% due 6/25/36 (b)	1,458,563
1,573,017	AAA	Series 2005-WM3, Class A1, 5.580% due 9/25/33 (b)	1,574,361
3,061,983	AAA	Series 2006-5, Class 1A, 5.470% due 4/25/36 (b)	3,064,117
5,000,000	AA	Saxon Asset Securities Trust, Series 2003-1, Class M1, 6.020% due 6/25/33 (a)(b)	5,030,159
118,169	Aaa(c)	Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 5.660% due 1/25/34 (b)	118,337
905,216	AAA	Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2, 5.660% due 1/25/33 (b)	906,266
4,987,651	AAA	Truman Capital Mortgage Loan Trust, Series 2005-1, Class A, 5.750% due 3/25/37 (a)(b)(d)	4,987,651

		Total Home Equity	66,448,911

		TOTAL ASSET-BACKED SECURITIES (Cost — $77,442,430)	77,796,085

CORPORATE NOTE — 0.5%
Banks — 0.5%
2,360,000	BBB+	VTB Capital for Vneshtorgbank, Senior Notes, 5.970% due 8/1/08 (b)(d) (Cost — $2,360,000)	2,358,820

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         7

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

MORTGAGE-BACKED SECURITY — 3.9%
FNMA — 3.9%
$18,200,000	Federal National Mortgage Association (FNMA), 5.000% due 12/12/36 – 1/11/37 (f)(g) (Cost — $16,657,483)	$17,784,822

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 24.9%
U.S. Government Agencies — 24.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
	3/1 Hybrid ARM:
116,900	7.268% due 8/1/29 (b)	119,349
837,757	7.227% due 8/1/32 (b)	856,122
630,648	7.578% due 8/1/32 (b)	635,670
	5/1 Hybrid ARM:
665,058	6.581% due 12/1/26 (b)	680,278
364,822	6.992% due 7/1/29 (b)	371,652
1,632,494	7.068% due 7/1/29 (b)	1,668,199
3,508,004	3.945% due 7/1/33 (a)(b)	3,440,677
	Five Year CMT ARM:
336,952	6.075% due 8/1/25 (b)	338,049
113,276	6.564% due 12/1/30 (b)	115,058
	Gold Fifteen Year:
7,283	6.000% due 5/1/08	7,277
8,370	6.000% due 6/1/08	8,363
16,354	6.000% due 11/1/08	16,348
154,856	6.000% due 3/1/09	155,495
24,696	6.000% due 4/1/09	24,817
20,811	6.000% due 7/1/09	20,851
64,230	6.000% due 3/1/11	65,208
143,555	6.000% due 5/1/11	145,741
142,171	6.000% due 6/1/11	144,262
606,963	6.500% due 9/1/14	621,493
685,743	6.000% due 10/1/15	696,719
730,199	6.000% due 4/1/17	742,058
262,171	6.000% due 5/1/17	266,284
430,242	6.000% due 6/1/17	436,992
15,562	Gold Thirty Year, 6.500% due 4/1/29	15,999
	One Year CMT ARM:
444,843	6.945% due 12/1/23 (b)	464,070
263,473	5.513% due 2/1/24 (b)	265,313
1,656,335	6.581% due 4/1/26 (b)	1,688,432
2,878,915	6.663% due 6/1/29 (b)	2,955,915
1,217,563	6.925% due 7/1/29 (b)	1,237,804
480,706	7.087% due 3/1/31 (b)	489,474
6,529	7.200% due 5/1/31 (b)	6,599
7,927,225	4.859% due 3/1/33 (a)(b)	8,001,907
2,268,952	5.300% due 10/1/33 (b)	2,305,405

See Notes to Financial Statements.

8         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 24.9% (continued)
	One Year LIBOR:
$4,544,653	4.066% due 5/1/33 (a)(b)	$4,456,519
3,008,032	4.795% due 5/1/33 (b)	3,011,651
136,038	Six Month LIBOR, 7.414% due 7/1/27 (b)	138,413
229,732	Three Year CMT ARM, 6.168% due 12/1/30 (b)	232,683
	Federal National Mortgage Association (FNMA):
1,884,580	11th District COFI, 5.800% due 2/1/31 (b)	1,900,849
339,675	Fifteen Year, 5.500% due 3/1/11	342,079
1,129,684	Five Year CMT ARM, 6.554% due 5/1/30 (b)	1,160,214
	One Year CMT ARM:
560,111	6.726% due 11/1/18 (b)	566,770
412,843	6.775% due 4/1/20 (b)	415,830
243,225	6.787% due 7/1/21 (b)	244,246
124,125	6.939% due 8/1/22 (b)	126,865
231,487	7.125% due 7/1/23 (b)	233,095
354,390	6.115% due 8/1/23 (b)	354,557
486,372	7.118% due 2/1/24 (b)	496,450
155,783	6.765% due 12/1/25 (b)	157,975
383,558	7.264% due 1/1/27 (b)	388,836
1,066,130	7.023% due 7/1/27 (b)	1,085,636
456,122	5.553% due 8/1/27 (b)	460,973
60,605	6.784% due 2/1/28 (b)	61,164
226,881	7.004% due 3/1/28 (b)	228,404
950,977	5.935% due 2/1/29 (b)	956,334
872,949	6.848% due 8/1/29 (b)	883,442
45,100	6.985% due 9/1/29 (b)	44,867
1,006,840	7.236% due 11/1/29 (b)	1,014,214
407,778	6.628% due 1/1/30 (b)	404,658
435,263	6.415% due 5/1/30 (b)	440,011
454,668	7.316% due 9/1/30 (b)	463,755
2,049,583	7.159% due 12/1/30 (b)	2,077,205
323,290	6.539% due 1/1/31 (b)	326,573
360,231	6.957% due 2/1/31 (b)	362,825
710,524	6.833% due 3/1/31 (b)	720,754
212,385	6.485% due 4/1/31 (b)	212,571
552,248	7.043% due 4/1/31 (b)	555,501
842,666	7.172% due 7/1/31 (b)	850,069
1,624,375	6.113% due 9/1/31 (b)	1,632,670
234,581	6.237% due 9/1/31 (b)	236,138
499,360	6.678% due 10/1/31 (b)	498,805
463,562	5.472% due 3/1/32 (b)	477,166
324,143	5.262% due 6/1/32 (b)	327,444
1,500,453	5.889% due 7/1/32 (b)	1,517,191
1,734,598	4.688% due 9/1/32 (b)	1,753,758
171,932	7.540% due 11/1/32 (b)	174,394
4,677,891	4.764% due 12/1/32 (a)(b)	4,736,132
1,665,409	4.569% due 1/1/33 (b)	1,673,273

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         9

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 24.9% (continued)
$2,161,353	5.823% due 1/1/33 (b)	$2,218,887
2,749,959	4.049% due 5/1/33 (b)	2,721,986
1,792,493	4.369% due 7/1/33 (b)	1,753,867
	One Year LIBOR:
828,992	7.025% due 8/1/32 (b)	838,747
1,367,841	4.985% due 11/1/32 (b)	1,365,745
	Six Month CD ARM:
785,543	6.386% due 12/1/20 (b)	788,810
89,865	6.733% due 6/1/24 (b)	90,763
657,593	7.055% due 7/1/24 (b)	665,508
1,544,650	6.947% due 9/1/24 (b)	1,566,258
478,980	7.129% due 9/1/24 (b)	480,415
	Six Month LIBOR:
179,230	6.505% due 11/1/31 (b)	179,434
1,405,153	7.400% due 1/1/33 (b)	1,440,480
1,431,185	4.637% due 4/1/33 (b)	1,431,256
926,970	7.568% due 4/1/33 (b)	942,387
3,991,181	4.556% due 5/1/33 (a)(b)	3,969,780
3,110,736	4.429% due 6/1/33 (b)	3,082,570
	Three Year CMT ARM:
284,024	5.676% due 9/1/21 (b)	287,124
3,216,781	6.296% due 6/1/30 (a)(b)	3,310,107
66,525	Government National Mortgage Association (GNMA), Fifteen Year, 6.000% due 12/15/08	66,554
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
311,266	5.375% due 2/20/16 (b)	312,779
350,993	5.375% due 6/20/17 (b)	352,043
1,030,757	5.750% due 9/20/20 (b)	1,038,950
537,872	5.375% due 3/20/21 (b)	541,654
2,064,163	5.375% due 6/20/22 (b)	2,074,388
453,626	5.750% due 8/20/22 (b)	456,500
1,191,368	5.125% due 10/20/22 (b)	1,196,507
584,744	5.125% due 11/20/22 (b)	587,282
255,704	5.125% due 12/20/22 (b)	256,649
434,234	5.375% due 5/20/23 (b)	436,215
318,970	6.375% due 1/20/24 (b)	320,645
717,827	5.375% due 3/20/24 (b)	721,381
415,583	5.375% due 5/20/26 (b)	418,123
781,482	5.750% due 9/20/27 (b)	786,602
785,212	5.125% due 10/20/27 (b)	789,482
1,921,099	5.375% due 4/20/32 (b)	1,931,820
744,883	5.375% due 5/20/32 (b)	749,041
3,641,970	5.500% due 7/20/32 (a)(b)	3,665,443
2,777,914	5.500% due 8/20/32 (b)	2,795,840
605,826	5.500% due 9/20/32 (b)	609,522

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $116,044,934)	114,652,383

See Notes to Financial Statements.

10         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.5%
	U.S. Treasury Notes, Inflation Indexed:
$11,655,360	2.375% due 4/15/11 (a)	$11,723,206
730,317	1.875% due 7/15/15	714,284
3,717,982	2.500% due 7/15/16 (a)	3,831,120

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $15,989,032)	16,268,610

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $463,447,688)	462,574,478

SHORT-TERM INVESTMENTS — 3.0%
U.S. Government Agency (h)(i) — 0.3%
1,500,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (Cost — $1,457,083)	1,457,298

Repurchase Agreement — 2.7%
12,585,000	Nomura Securities International Inc. repurchase agreement dated 11/30/06, 5.280% due 12/1/06; Proceeds at maturity — $12,586,846; (Fully collateralized by various U.S. government agency obligations, 4.625% to 8.125% due 1/28/08 to 2/15/29; Market value — $12,837,493) (Cost — $12,585,000) (a)	12,585,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $14,042,083)	14,042,298

	TOTAL INVESTMENTS — 103.5% (Cost — $477,489,771#)	476,616,776
	Liabilities in Excess of Other Assets — (3.5)%	(16,119,097)

	TOTAL NET ASSETS — 100.0%	$460,497,679

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, written options, to-be-announced (“TBA”), and mortgage dollar rolls.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2006.

(c)	Rating by Moody’s Investors Service.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Rating by Fitch Ratings Service.

(f)	This security is traded on a TBA basis (See Note 1).

(g)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 2).

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 13 and 14 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         11

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Options Written (unaudited)

Contracts	Security	Expiration Date	Strike Price	Value
336	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	$110.00	$173,250
602	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	107.00	112,875

	TOTAL OPTIONS WRITTEN (Premiums received — $294,560)			$286,125

See Notes to Financial Statements.

12         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard and Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         13

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch’’) — Ratings from “AA” to “CCC” may be modified by the additional of a plus (+) or a minus (-) sign to show relative standings with the major ratings categories.

AAA	— Bonds rated “AAA” have the highest rating by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” are considered to be investment-grade and of very high credit quality. The obligator’s ability to pay interest and/or dividends and repay principal is very strong.
A

— Bonds rated “A” are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB

— Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

— Bonds rated “BB” indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business of financial alternatives may be available to allow financial commitments to be met.

B

— Bonds rated “B” indicate that significant credit risk is present, but a limited margin of safety remains. Financial Commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C

— Bonds rated “CCC”, “CC” and “C” carry the real possibility of defaulting. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated “CC” appears probable, a “C” rating indicates imminent default.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

14         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Statement of Assets and Liabilities (November 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $477,489,771)	$476,616,776
Cash	917
Receivable for securities sold	7,779,375
Interest receivable	1,534,722
Principal paydown receivable	878,995
Receivable for Fund shares sold	656,483
Prepaid expenses	46,131

Total Assets	487,513,399

LIABILITIES:
Payable for securities purchased	25,273,875
Payable for Fund shares repurchased	626,101
Options written, at value (premium received $294,560)	286,125
Distributions payable	238,547
Investment management fee payable	210,270
Payable to broker — variation margin on open futures contracts	147,375
Trustees’ fees payable	95,449
Distribution fees payable	80,273
Deferred dollar roll income	382
Accrued expenses	57,323

Total Liabilities	27,015,720

Total Net Assets	$460,497,679

NET ASSETS:
Par value (Note 6)	$48,439
Paid-in capital in excess of par value	508,879,845
Overdistributed net investment income	(1,871,193)
Accumulated net realized loss on investments, futures contracts and options written	(45,179,914)
Net unrealized depreciation on investments, futures contracts and options written	(1,379,498)

Total Net Assets	$460,497,679

Shares Outstanding:
Class A	21,057,957

Class B	845,901

Class C	21,382,775

Class I*	5,151,931

Net Asset Value:
Class A (and redemption price)	$9.53

Class B**	$9.43

Class C (and redemption price)	$9.48

Class I* (and redemption price)	$9.52

Maximum Public Offering Price Per Share:
Class A† (based on maximum initial sales charge of 2.25%)	$9.75

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	Redemption price is NAV of Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

†	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         15

Statement of Operations (For the six months ended November 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$11,998,615

EXPENSES:
Investment management fee (Note 2)	1,409,796
Distribution fees (Notes 2 and 4)	1,137,998
Trustees’ fees	130,557
Legal fees	55,624
Registration fees	42,432
Transfer agent fees (Note 4)	37,240
Shareholder reports (Note 4)	31,702
Audit and tax	22,361
Insurance	11,401
Custody fees	1,918
Miscellaneous expenses	5,948

Total Expenses	2,886,977
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(990)

Net Expenses	2,885,987

Net Investment Income	9,112,628

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS WRITTEN (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(659,697)
Futures contracts	(1,380,917)
Options written	61,202

Net Realized Loss	(1,979,412)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,271,173
Futures contracts	(977,302)
Options written	8,435

Change in Net Unrealized Appreciation/Depreciation	4,302,306

Increase From Payment by Affiliate (Note 2)	27,000

Net Gain on Investments, Futures Contracts and Options Written	2,322,894

Increase in Net Assets From Operations	$11,462,522

See Notes to Financial Statements.

16         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended November 30, 2006 (unaudited) and the year ended May 31, 2006

	November 30	May 31
OPERATIONS:
Net investment income	$9,112,628	$22,213,154
Net realized loss	(1,979,412)	(1,047,374)
Change in net unrealized appreciation/depreciation	4,302,306	(2,743,797)
Increase from payment by affiliate	27,000	—

Increase in Net Assets From Operations	11,462,522	18,421,983

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(11,067,063)	(27,024,353)

Decrease in Net Assets From Distributions to Shareholders	(11,067,063)	(27,024,353)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	59,364,142	191,400,888
Reinvestment of distributions	9,259,687	22,225,778
Cost of shares repurchased	(195,628,675)	(609,443,576)

Decrease in Net Assets From Fund Share Transactions	(127,004,846)	(395,816,910)

Decrease in Net Assets	(126,609,387)	(404,419,280)
NET ASSETS:
Beginning of period	587,107,066	991,526,346

End of period*	$460,497,679	$587,107,066

* Includes undistributed (overdistributed) net investment income of:	$(1,871,193)	$83,242

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         17

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares(1)(2)	2006(3)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.52		$9.62		$9.64	$9.78	$9.80	$9.85

Income (Loss) From Operations:
Net investment income	0.18		0.30		0.19	0.14	0.21	0.36
Net realized and unrealized gain (loss)	0.05		(0.03)		0.01	(0.08)	0.07	0.03

Total Income From Operations	0.23		0.27		0.20	0.06	0.28	0.39

Less Distributions From:
Net investment income	(0.22)		(0.37)		(0.22)	(0.20)	(0.29)	(0.44)
Return of capital	—		—		—	—	(0.01)	—

Total Distributions	(0.22)		(0.37)		(0.22)	(0.20)	(0.30)	(0.44)

Net Asset Value, End of Period	$9.53		$9.52		$9.62	$9.64	$9.78	$9.80

Total Return(4)	2.41	%(5)	2.88%		2.13%	0.64%	2.87%	4.08%

Net Assets, End of Period (millions)	$200		$210		$311	$536	$1,089	$416

Ratios to Average Net Assets:
Gross expenses	0.92	%(6)	0.90%		0.96%	0.94%	0.95%	1.29%
Net expenses	0.92	(6)(7)	0.87	(7)	0.94 (7)	0.94	0.95	1.29
Net investment income	3.76	(6)	3.18		1.92	1.49	2.13	3.68

Portfolio Turnover Rate	27	%(8)	25	%(8)	20%	42%	15%	49%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class A shares were renamed Class A shares. Shares of Salomon Brothers Class A, Class B, and Class C were all converted to Class A shares on April 21, 2006.

(3)	For the six months ended November 30, 2006 (unaudited).

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The investment adviser fully reimbursed the Fund for losses resulting from an investment transaction error. Without this reimbursement, the total return would have been the same.

(6)	Annualized.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% and 27% for the period ended November 30, 2006 and year ended May 31, 2006, respectively.

See Notes to Financial Statements.

18         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class B Shares(1)(2)	2006(3)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.43		$9.53		$9.55	$9.69	$9.72	$9.78

Income (Loss) From Operations:
Net investment income	0.15		0.25		0.14	0.10	0.16	0.31
Net realized and unrealized gain (loss)	0.04		(0.03)		0.02	(0.09)	0.06	0.02

Total Income From Operations	0.19		0.22		0.16	0.01	0.22	0.33

Less Distributions From:
Net investment income	(0.19)		(0.32)		(0.18)	(0.15)	(0.24)	(0.39)
Return of capital	—		—		—	—	(0.01)	—

Total Distributions	(0.19)		(0.32)		(0.18)	(0.15)	(0.25)	(0.39)

Net Asset Value, End of Period	$9.43		$9.43		$9.53	$9.55	$9.69	$9.72

Total Return(4)	2.00	%(5)	2.32%		1.64%	0.15%	2.28%	3.43%

Net Assets, End of Period (000s)	$7,981		$10,510		$18,045	$23,941	$37,531	$11,316

Ratios to Average Net Assets:
Gross expenses	1.51	%(6)	1.47%		1.46%	1.45%	1.47%	1.78%
Net expenses	1.51	(6)(7)	1.46	(7)	1.45 (7)	1.45	1.47	1.78
Net investment income	3.19	(6)	2.62		1.46	1.01	1.68	3.18

Portfolio Turnover Rate	27	%(8)	25	%(8)	20%	42%	15%	49%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class B shares were renamed Class B shares.

(3)	For the six months ended November 30, 2006 (unaudited).

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The investment adviser fully reimbursed the Fund for losses resulting from an investment transaction error. Without this reimbursement, the total return would have been the same.

(6)	Annualized.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% and 27% for the period ended November 30, 2006 and year ended May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class C Shares(1)(2)	2006(3)		2006		2005	2004	2003		2002
Net Asset Value, Beginning of Period	$9.47		$9.58		$9.60	$9.74	$9.76		$9.81

Income (Loss) From Operations:
Net investment income	0.15		0.25		0.14	0.10	0.16		0.32
Net realized and unrealized gain (loss)	0.05		(0.04)		0.02	(0.08)	0.07		0.02

Total Income From Operations	0.20		0.21		0.16	0.02	0.23		0.34

Less Distributions From:
Net investment income	(0.19)		(0.32)		(0.18)	(0.16)	(0.25)		(0.39)
Return of capital	—		—		—	—	(0.00	)(4)	—

Total Distributions	(0.19)		(0.32)		(0.18)	(0.16)	(0.25)		(0.39)

Net Asset Value, End of Period	$9.48		$9.47		$9.58	$9.60	$9.74		$9.76

Total Return(5)	2.14	%(6)	2.23%		1.66%	0.17%	2.38%		3.55%

Net Assets, End of Period (millions)	$203		$248		$432	$720	$1,292		$447

Ratios to Average Net Assets:
Gross expenses	1.45	%(7)	1.45%		1.43%	1.42%	1.42%		1.76%
Net expenses	1.45	(7)(8)	1.43	(8)	1.42 (8)	1.42	1.42		1.76
Net investment income	3.24	(7)	2.63		1.46	1.02	1.65		3.21

Portfolio Turnover Rate	27	%(9)	25	%(9)	20%	42%	15%		49%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class C shares were renamed Class C shares.

(3)	For the six months ended November 30, 2006 (unaudited).

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	The investment adviser fully reimbursed the Fund for losses resulting from an investment transaction error. Without this reimbursement, the total return would have been the same.
(7)	Annualized.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% and 27% for the period ended November 30, 2006 and year ended May 31, 2006, respectively.

See Notes to Financial Statements.

20         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class I Shares(1)(2)	2006(3)		2006		2005	2004	2003(4)
Net Asset Value, Beginning of Period	$9.51		$9.61		$9.64	$9.78	$9.81

Income (Loss) From Operations:
Net investment income	0.19		0.33		0.23	0.17	0.13
Net realized and unrealized gain (loss)	0.05		(0.03)		(0.01)	(0.07)	0.02

Total Income From Operations	0.24		0.30		0.22	0.10	0.15

Less Distributions From:
Net investment income	(0.23)		(0.40)		(0.25)	(0.24)	(0.18)
Return of capital	—		—		—	—	(0.00	)(5)

Total Distributions	(0.23)		(0.40)		(0.25)	(0.24)	(0.18)

Net Asset Value, End of Period	$9.52		$9.51		$9.61	$9.64	$9.78

Total Return(6)	2.55	%(7)	3.15%		2.36%	0.99%	1.55%

Net Assets, End of Period (000s)	$49,050		$118,170		$169,522	$81,230	$73,390

Ratios to Average Net Assets:
Gross expenses	0.64	%(8)	0.63%		0.63%	0.62%	0.65	%(8)
Net expenses	0.64	(8)(9)	0.63	(9)	0.62 (9)	0.62	0.65	(8)
Net investment income	3.99	(8)	3.41		2.39	1.76	2.14	(8)

Portfolio Turnover Rate	27	%(10)	25	%(10)	20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class Y shares were renamed Class Y shares. As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	For the six months ended November 30, 2006 (unaudited).

(4)	For the period October 17, 2002 (inception date) to May 31, 2003.

(5)	Amount represents less than $0.01 per share.

(6)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(7)	The investment adviser fully reimbursed the Fund for losses resulting from an investment transaction error. Without this reimbursement, the total return would have been the same.

(8)	Annualized.

(9)	Reflects fee waivers and/or expense reimbursements.

(10)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% and 27% for the period ended November 30, 2006 and year ended May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Adjustable Rate Income Fund (the "Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the

22         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped Securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment

24         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the six months ended November 30, 2006, the Fund was reimbursed for expenses in the amount of $27,000 for losses incurred resulting from an investment transaction error.

During the six months ended November 30, 2006, SBFM and LMPFA waived a portion of their management fee in the amount of $990.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There was a maximum initial sales charge of 2.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 2.00% to 2.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Class C shares have been issued at net asset value without a sales charge or CDSC. However, if you acquire Class C shares by exchange from another fund whose Class C shares are subject to a deferred sales charge, you will be subject to a 1.00% deferred sales charge if you redeem such shares within one year from the date of purchase of the original shares.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2006, LMIS and its affiliates did not receive sales charges from the Fund’s Class A shares. In addition, for the six months ended November 30, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$6,000	$0	*

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended November 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$45,949,388	$93,419,919

Sales	125,319,682	115,586,083

At November 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,381,855
Gross unrealized depreciation	(3,254,850)

Net unrealized depreciation	$(872,995)

At November 30, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2 Year Notes	743	3/07	$151,991,153	$152,315,000	$323,847

Contracts to Sell:
U.S. Treasury 5 Year Notes	7	12/06	$739,012	$742,000	$(2,988)
U.S. Treasury 5 Year Notes	264	3/07	27,853,039	28,025,250	(172,211)
U.S. Treasury 10 Year Notes	2	12/06	214,193	218,219	(4,026)
U.S. Treasury 10 Year Notes	584	3/07	63,105,940	63,765,500	(659,560)

					(838,785)

Net Unrealized Loss on Open Futures Contracts					$(514,938)

26         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At November 30, 2006, the Fund held TBA securities with a total cost of $17,349,121.

At November 30, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $13,535,640.

During the six months ended November 30, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $94,368,193.

For the six months ended November 30, 2006, the Fund recorded interest income of $29,426 related to such mortgage rolls.

During the six months ended November 30, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding May 31, 2006	—	—
Options written	1,460	$550,622
Options closed	(522)	(256,062)
Options expired	—	—

Options written, outstanding November 30, 2006	938	$294,560

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and I shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A*	$257,209	$5,632	$6,460
Class B*	35,519	2,866	1,954
Class C*	845,270	28,715	23,270
Class I**	—	27	18

Total	$1,137,998	$37,240	$31,702

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.

**As	of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

5.	Distributions to Shareholders by Class

	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Net Investment Income:
Class A*	$4,658,492	$9,195,187
Class B*	187,372	485,402
Class C*	4,518,085	10,967,073
Class I**	1,703,114	5,009,266
Salomon Brothers Class A†	—	553,441
Salomon Brothers Class B†	—	3,602
Salomon Brothers Class C†	—	810,382

Total	$11,067,063	$27,024,353

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.

**	As of November 20, 2006, Class Y shares were renamed Class I shares.

†	Shares of Salomon Brothers Class A, Salomon Brothers Class B, and Salomon Brothers Class C were all converted to Smith Barney Class A shares as of April 21, 2006.

6.	Shares of Beneficial Interest

At November 30, 2006, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Amount	Shares	Amount
Class A*
Shares sold	4,027,525	$38,362,809	11,036,319	$105,471,153
Shares issued on reinvestment	393,384	3,746,312	755,427	7,220,631
Shares repurchased	(5,427,925)	(51,688,331)	(22,049,650)	(210,943,344)

Net Decrease	(1,007,016)	$(9,579,210)	(10,257,904)	$(98,251,560)

Class B*
Shares sold	33,009	$311,251	247,252	$2,343,774
Shares issued on reinvestment	15,451	145,705	39,013	369,205
Shares repurchased	(317,434)	(2,992,669)	(1,064,608)	(10,076,409)

Net Decrease	(268,974)	$(2,535,713)	(778,343)	$(7,363,430)

Class C*
Shares sold	588,323	$5,574,268	2,767,503	$26,374,710
Shares issued on reinvestment	394,575	3,738,544	937,483	8,916,210
Shares repurchased	(5,808,904)	(55,031,982)	(22,617,147)	(215,298,261)

Net Decrease	(4,826,006)	$(45,719,170)	(18,912,161)	$(180,007,341)

28         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Amount	Shares	Amount
Class I**
Shares sold	1,589,463	$15,115,814	5,174,554	$49,349,618
Shares issued on reinvestment	171,253	1,629,126	502,360	4,798,037
Shares repurchased	(9,031,266)	(85,915,693)	(10,885,835)	(104,115,549)

Net Decrease	(7,270,550)	$(69,170,753)	(5,208,921)	$(49,967,894)

Salomon Brothers Class A†
Shares sold	—	—	220,170	$2,114,177
Shares issued on reinvestment	—	—	32,081	306,824
Shares repurchased	—	—	(2,806,810)	(26,823,398)

Net Decrease	—	—	(2,554,559)	$(24,402,397)

Salomon Brothers Class B†
Shares sold	—	—	1,178	$11,133
Shares issued on reinvestment	—	—	146	1,384
Shares repurchased	—	—	(19,514)	(184,424)

Net Decrease	—	—	(18,190)	$(171,907)

Salomon Brothers Class C†
Shares sold	—	—	601,414	$5,736,323
Shares issued on reinvestment	—	—	64,431	613,487
Shares repurchased	—	—	(4,420,336)	(42,002,191)

Net Decrease	—	—	(3,754,491)	$(35,652,381)

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.

**	As of November 20, 2006, Class Y shares were renamed Class I shares.

†	Shares of Salomon Brothers Class A, Salomon Brothers Class B, and Salomon Brothers Class C were all converted to Smith Barney Class A shares as of April 21, 2006.

7.	Capital Loss Carryforward

As of May 31, 2006, the Fund had a net capital loss carryforward of $40,187,596, of which $338,424 expires in 2008, $340,617 expires in 2009, $1,736,816 expires in 2010, $9,454,718 expires in 2011, $17,116,336 expires in 2012, $8,149,308 expires in 2013 and $3,051,377 expires in 2014. These amounts will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent,

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

30         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants,

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         31

Notes to Financial Statements (unaudited) (continued)

with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

Shareholders have approved a number of initiatives designed to steamline and restructure the fund complex. These matters generally are expected to be implemented during the first half of 2007.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a

32         Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Adjustable Rate Income Fund 2006 Semi-Annual Report         33

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 20, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”)(the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in

34         Legg Mason Partners Adjustable Rate Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further

Legg Mason Partners Adjustable Rate Income Fund         35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

36         Legg Mason Partners Adjustable Rate Income Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund's Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, (2) regroup and reorganize Fund, and (3) revise fundamental investment policies.

Proposal 1: Election of Board Members

Item Voted On	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Nominees:
Elliot J. Berv	32,564,460.061	1,007,869.942	0.000	0.000
A. Benton Cocanougher	32,524,851.202	1,047,478.801	0.000	0.000
Jane F. Dasher	32,560,102.812	1,012,227.191	0.000	0.000
Mark T. Finn	32,538,853.299	1,033,476.704	0.000	0.000
Rainer Greeven	32,543,521.211	1,028,808.792	0.000	0.000
Stephen Randolph Gross	32,563,859.689	1,008,470.314	0.000	0.000
Richard E. Hanson Jr.	32,527,402.393	1,044,927.610	0.000	0.000
Diana R. Harrington	32,531,602.209	1,040,727.794	0.000	0.000
Susan M. Heilbron	32,550,243.916	1,022,086.087	0.000	0.000
Susan B. Kerley	32,555,764.231	1,016,565.772	0.000	0.000
Alan G. Merten	32,561,549.358	1,010,780.645	0.000	0.000
R. Richardson Pettit	32,546,041.303	1,026,288.700	0.000	0.000
R. Jay Gerken, CFA	32,557,848.193	1,014,481.810	0.000	0.000

Proposal 2: Regroup and Reorganize Funds

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Regroup and Reorganize Funds	30,378,195.316	692,273.475	616,976.212	1,884,885.000

Proposal 3: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	30,256,801.404	734,999.936	695,643.663	1,884,885.000
Underwriting	30,199,127.238	785,326.620	702,991.145	1,884,885.000
Lending	30,140,801.855	843,402.601	703,240.547	1,884,885.000
Issuing Senior Securities	30,189,645.113	784,736.674	713,063.216	1,884,885.000
Real Estate	30,315,426.395	705,771.154	666,247.454	1,884,885.000
Commodities	30,152,521.287	836,800.803	698,122.913	1,884,885.000
Concentration	30,227,116.425	789,021.275	671,307.303	1,884,885.000
Diversification	30,341,497.704	637,875.743	708,071.556	1,884,885.000
Non-Fundamental	30,153,620.974	844,127.790	689,696.239	1,884,885.000
Purchasing Securities on Margin	30,079,127.853	908,668.823	699,648.327	1,884,885.000
Shortsales	30,090,431.438	874,518.816	722,494.749	1,884,885.000

Legg Mason Partners Adjustable Rate Income Fund         37

Legg Mason Partners Adjustable Rate Income Fund

TRUSTEES Dwight B. Crane Paolo M. Cucchi Robert A. Frankel R. Jay Gerken, CFA Chairman Paul Hardin William R. Hutchinson George M. Pavia

INVESTMENT MANAGER

Legg Mason Partners Fund
Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts,

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Adjustable Rate Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD0301 1/07	SR06-228

Legg Mason Partners Adjustable Rate Income Fund

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Adjustable Rate Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Adjustable Rate Income Fund

Date: February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Adjustable Rate Income Fund

Date: February 7, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Adjustable Rate Income Fund

Date: February 7, 2007